SUPPLEMENT DATED DECEMBER 8, 2023 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INDEX, INVESTMENT OBJECTIVE
AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck Natural Resources ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on December 1, 2023, the Board of Trustees of the Trust considered and unanimously approved: (i) changing the Fund’s benchmark index from the VanEck® Natural Resources Index to the MarketVectorTM Global Natural Resources Index; (ii) changing the Fund’s investment objective; and (iii) changing the Fund’s principal investment strategy.

The Board of Trustees of the Trust has approved a change to the Fund’s investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the VanEck® Natural Resources Index. Accordingly, after the close of trading on the NYSE Arca, Inc. on or about March 15, 2024 (the “Effective Date”), the Fund will seek to track as closely as possible, before fees and expenses, the price and yield performance of the MarketVectorTM Global Natural Resources Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.

In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

Effective on the Effective Date, all references in the Fund’s Summary Prospectus, Prospectus and the current SAI to the “VanEck Natural Resources Index” will be deleted and replaced with the “MarketVector Global Natural Resources Index.”

In connection with the change to the Fund’s benchmark index, investment objective and principal investment strategy, on the Effective Date, the “Summary Information – Principal Investment Strategies” section of the Fund’s Prospectus and the “Principal Investment Strategies” section of the Fund’s Summary Prospectus will be deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The MarketVector Global Natural Resources Index (the “Natural Resources Index” or the “Index”) is a global index that tracks the performance of Natural Resources Companies. “Natural Resources Companies” are companies involved in activities related to raw materials and commodities, including metals, energy sources and agricultural products, together “natural resources activities.” To be initially eligible for inclusion in the Index, a company must generate at least 50% of its revenue from natural resources activities. The Index selects Natural Resources Companies from the following sub-themes: agriculture, energy, renewable energy, industrial metals, precious metals, and forest and paper products. These sub-themes are subject to change at the discretion of MarketVector Indexes GmbH (the “Index Provider” or “MarketVector”). The Index is weighted by modified market capitalization and is published by the Index Provider, a wholly owned subsidiary of the Adviser.

The agriculture sub-theme includes companies involved in agri-chemicals, fertilizers, seeds, traits, farm and irrigation equipment, livestock, and cultivation, among other agriculture-related activities. The energy sub-theme includes companies involved in non-renewable energy sources encompassing upstream, midstream, and downstream operations. The renewable energy sub-theme includes companies involved in energy storage and the operational activities and generation of energy from sustainable energy sources including, but not limited to, solar, wind, hydro, geothermal, and hydrogen. The industrial metals sub-theme includes companies involved in the production of metals including, but not limited to, aluminum, copper, ferrous metals, nickel, and uranium. The precious metals sub-theme includes companies that are involved in the production of gold, silver, palladium, platinum, and/or diamonds. The forest and paper products sub-theme includes companies involved in the production of timber, paper, and paper-based containers as well as those companies servicing the industry.

As of November 24, 2023, the Index included securities of 116 companies with a market capitalization range of between approximately $422.3 billion and $2.9 billion and a weighted average market capitalization of $89.2 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Natural Resources Index by investing in a portfolio of securities that generally replicates the Natural Resources Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Natural Resources Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to track the Natural Resources Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Natural Resources Index concentrates in an industry or group of industries. As of November 24, 2023, each of the basic materials, energy and industrials sectors represented a significant portion of the Index.

Additionally, the “Natural Resources Companies Risk” under the “Summary Information - Principal Risks of Investing in the Fund” section of the Fund’s Prospectus, the first paragraph of the “Natural Resources Companies Risk” under the “Additional Information About the Fund’s Investment Strategies and Risks - Risks of Investing in the Fund” section of the Fund’s Prospectus and the “Natural Resources Companies Risk” under the “Principal Risks of Investing in the Fund” section of the Fund’s Summary Prospectus will be deleted and replaced with the following:

Investments in natural resources and natural resources companies, which include companies engaged in agriculture, alternatives, industrial metals, energy, forest and paper products, precious metals and renewable energy, can be significantly affected by events relating to these industries, including international, political, and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, rapid changes in the supply of and demand for natural resources and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of other operating companies. Companies engaged in these industries may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Additionally, the section entitled “VanEck Natural Resources Index” in the Prospectus will be deleted and replaced with the following:

MarketVectorTM Global Natural Resources Index

The MarketVector Global Natural Resources Index (the “Natural Resources Index”) is a rules-based index intended to give investors a means of tracking the overall performance of the companies in the global natural resources segment which includes agriculture, energy, forest and paper products, industrial metals, precious metals, and renewable energy.

To be initially eligible for the Natural Resources Index, (i) companies must generate at least 50% of their revenues from natural resources (as defined above) and (ii) all stocks must have a market capitalization of greater than $500 million as of the end of the month prior to the month in which a rebalancing date occurs.

The Natural Resources Index is reconstituted semi-annually and rebalanced quarterly. MarketVector may delay or change a scheduled rebalancing or reconstitution of the Natural Resources Index or the implementation of certain rules at its sole discretion.

Additionally, the section entitled “Index Providers” in the Prospectus will be deleted and replaced with the following:

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (“ICE Data”). The Agribusiness Index, Clean-Tech Metals Index, Junior Gold Miners Index, Low Carbon Energy Index, Natural Resources Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index are published by MarketVector IndexesTM GmbH (“MarketVector”), which is an indirectly wholly owned subsidiary of the Adviser.

ICE Data and MarketVector are each referred to herein as an “Index Provider” and collectively the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Additionally, the section entitled “License Agreements and Disclaimers” in the Prospectus and SAI with respect to the Fund will be deleted in its entirety and replaced with the following:

The information contained herein regarding the Natural Resources Index was provided by MarketVector, which is a wholly owned subsidiary of the Adviser.

The Adviser has entered into a licensing agreement with MarketVector Indexes to use the Natural Resources Index. The Fund is entitled to use the Natural Resources Index pursuant to a sub-licensing arrangement with the Adviser.

Shares of the Fund are not sponsored, endorsed, sold or promoted by MarketVector Indexes. MarketVector Indexes makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Natural Resources Index to track the performance of its respective securities market. MarketVector Indexes’ only relationship to the Adviser is the licensing of certain service marks and trade names and of the Natural Resources Index that are determined, composed and calculated by MarketVector Indexes without regard to the Adviser or the Shares of the Fund. MarketVector Indexes has no obligation to take the needs of the Adviser or the owners of Shares of the Fund into consideration in determining, composing or calculating the Natural Resources Index. MarketVector Indexes is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. MarketVector Indexes has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

The Natural Resources Index is the exclusive property of MarketVector, which has contracted with a third party calculation agent to maintain and calculate the Natural Resources Index. The calculation agent uses its best efforts to ensure that the Natural Resources Index is calculated correctly.

Irrespective of its obligations towards MarketVector, the calculation agent has no obligation to point out errors in the Natural Resources Index to third parties. The Fund is not sponsored, endorsed, sold or promoted by MarketVector and MarketVector makes no representation regarding the advisability of investing in the Fund.

MARKETVECTOR INDEXES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND MARKETVECTOR INDEXES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MARKETVECTOR INDEXES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. MARKETVECTOR INDEXES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETVECTOR INDEXES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Shares of the Fund are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Natural Resources Index and/or its trade mark or its price at any time or in any other respect. The Natural Resources Index is calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Natural Resources Index is calculated correctly. Irrespective of its obligations towards MarketVector Indexes, Solactive AG has no obligation to point out errors in the Natural Resources Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Natural Resources Index by Solactive AG nor the licensing of the Natural Resources Index or its trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the Fund.

Please retain this supplement for future reference.